Exhibit 21

                        Subsidiaries of the Registrant

Name of Subsidiary                                       State of Incorporation
------------------                                       ----------------------
Vantas Marketing, Inc.                                              NY

Vantas New York, Inc.                                               NY

Vantas Downtown NY, Inc.                                            NY

Vantas Lexington, Inc.                                              NY

Vantas 42nd Street, Inc.                                            NY

Vantas Third Avenue, Inc.                                           NY

Vantas Rye, Inc.                                                    NY

Vantas White Plains, Inc.                                           NY

Vantas DC, Inc.                                                     DC

Vantas 2000 L St., Inc.                                             DC

Vantas 17th Street, Inc.                                            DC

Vantas Greensboro, Inc.                                             VA

Vantas Reston, Inc.                                                 VA

Vantas Virginia, Inc.                                               VA

Vantas Walnut, Inc.                                                 MA

Vantas Costa Mesa, Inc.                                             CA

Vantas Costa Mesa Executive Offices, Inc.                           CA

Vantas Bethesda, Inc.                                               MD

Vantas 7799 Leesburg, Inc.                                          VA

Vantas 8150 Leesburg, Inc.                                          VA

Vantas 2300 M, Inc.                                                 DC

Vantas 1655 North Fort Meyer, Inc.                                  VA

Vantas 211 North Union, Inc.                                        VA

Vantas 2 Wisconsin, Inc.                                            MD

Vantas Midwest, Inc.                                                MO

Vantas Atlanta, Inc.                                                DE

Vantas Realty Brokerage, Inc.                                       DE

Vantas Michigan, Inc.                                               DE

Vantas Phoenix, Inc.                                                DE

Vantas Massachusetts, Inc.                                          DE

Vantas Colorado, Inc.                                               DE

Vantas Georgia, Inc.                                                DE

Vantas Illinois, Inc.                                               DE

Vantas 4643 South Ulster Street, Inc.                               DE

Vantas San Francisco, Inc.                                          DE

Vantas Chicago, Inc.                                                DE

Vantas Cincinnati, Inc.                                             DE

Vantas Cleveland, Inc.                                              DE

Vantas Pittsburgh, Inc.                                             DE

Vantas Northeast Ohio, Inc.                                         OH

Vantas Ohio, Inc.                                                   DE

Vantas Dallas, Inc.                                                 DE

Vantas New Jersey, Inc.                                             DE

Vantas South Central, Inc.                                          TX

Vantas Los Angeles, Inc.                                            DE

Vantas Avenue of the Stars, Inc. (indirect wholly-owned subsidiary CA of VANTAS; direct wholly-owned subsidiary of Vantas Los Angeles, Inc.)

Vantas Carlsbad, Inc.                                               DE

Vantas Portland, Inc.                                               DE

Vantas Alabama, Inc.                                                DE

Vantas Las Colinas, Inc.                                            DE

Vantas Texas, Inc.                                                  DE

Vantas Conway Park, Inc.                                            DE

Vantas Williams Square, Inc. (indirect wholly-owned subsidiary of   TX
VANTAS; direct wholly-owned subsidiary of Vantas Las Colinas, Inc.)

Vantas Management Texas, Inc. (indirect wholly-owned subsidiary of TX VANTAS; direct wholly-owned subsidiary of Vantas Texas, Inc.)

Vantas Services Plus, Inc. (indirect wholly-owned subsidiary of     TX
VANTAS and Vantas Texas, Inc.; direct wholly-owned subsidiary of Vantas Management Texas, Inc.)

Vantas 222, Inc. (indirect wholly-owned subsidiary of VANTAS and    TX
Vantas Texas, Inc.; direct wholly-owned subsidiary of Vantas
Management Texas, Inc.)

Vantas Boca Raton, Inc.                                             DE

Vantas Holdings Two, Inc.                                           DE

Vantas Holdings One, Inc.                                           DE

Vantas Irvine, Inc.                                                 DE

Vantas Cuyahoga, Inc.                                               DE

Vantas Pleasanton, Inc.                                             DE

Vantas Austin, Inc.                                                 DE

Vantas Long Beach, Inc.                                             DE

Vantas Durham, Inc.                                                 DE

Vantas Tampa Bay, Inc.                                              DE

Vantas Southern California, Inc. (indirect wholly-owned subsidiary CA of VANTAS; direct wholly-owned subsidiary of Vantas Long Beach, Inc.)

Vantas California, Inc.                                             DE

Vantas Charlotte Tryon, Inc.                                        DE

Vantas Corporate Centers, Inc. (indirect wholly-owned subsidiary    TX
of VANTAS; direct wholly-owned subsidiary of Vantas Austin, Inc.)

Vantas West End, Inc. (indirect wholly-owned subsidiary of VANTAS; TN direct wholly-owned subsidiary of Vantas Austin, Inc.)

Vantas Perimeter, Inc. (indirect wholly-owned subsidiary of         TX
VANTAS; direct wholly-owned subsidiary of Vantas Austin, Inc.)

Vantas Pacific, Inc. (indirect wholly-owned subsidiary of VANTAS;   CA
direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Northern California, Inc. (indirect wholly-owned subsidiary CA of VANTAS; direct wholly-owned subsidiary of Vantas Pleasanton, Inc.)

Vantas West Wacker, Inc.                                            DE

Vantas Rosemont, Inc.                                               DE

Vantas Oakbrook Terrace, Inc.                                       DE

Vantas Franklin Park, Inc.                                          DE

Vantas Metro Center, Inc.                                           DE

Vantas Manhattan, Inc.                                              DE

Vantas Penn Plaza, Inc.                                             DE

Vantas Pennsylvania, Inc.                                           DE

Vantas North Michigan, Inc.                                         DE

Vantas Kirkland, Inc.                                               DE

Vantas Addison, Inc.                                                DE

Vantas Charlotte Coliseum, Inc.                                     DE

Vantas Interlocken, Inc.                                            DE

Vantas Chicago (Lisle), Inc.                                        DE

Vantas Highland Oaks, Inc.                                          DE

Vantas Orlando, Inc.                                                DE

Vantas Peachtree Road, Inc. (indirect wholly-owned subsidiary of    VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Powers Ferry Road, Inc. (indirect wholly-owned subsidiary    VA
of VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Central Parkway, Inc. (indirect wholly-owned subsidiary of   VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Bellevue, Inc. (indirect wholly-owned subsidiary of VANTAS   VA
and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Bethesda Metro, Inc. (indirect wholly-owned subsidiary of    VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Boston, Inc. (indirect wholly-owned subsidiary of VANTAS     VA
and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Century City, Inc. (indirect wholly-owned subsidiary of      VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Wacker Drive, Inc. (indirect wholly-owned subsidiary of      VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Chicago-Itasca, Inc. (indirect wholly-owned subsidiary of    IL
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Dallas Parkway, Inc. (indirect wholly-owned subsidiary of    VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Democracy Plaza, Inc. (indirect wholly-owned subsidiary of   VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Denver, Inc. (indirect wholly-owned subsidiary of VANTAS     VA
and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas American Center, Inc. (indirect wholly-owned subsidiary of   VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Detroit-Novi, Inc. (indirect wholly-owned subsidiary of      VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Fair Oaks, Inc. (indirect wholly-owned subsidiary of VANTAS VA and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Houston, Inc. (indirect wholly-owned subsidiary of VANTAS    VA
and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas King Street, Inc. (indirect wholly-owned subsidiary of       VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Century Boulevard, Inc. (indirect wholly-owned subsidiary    VA
of VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Miami, Inc. (indirect wholly-owned subsidiary of VANTAS and VA Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Park Avenue, Inc. (indirect wholly-owned subsidiary of       VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Oakbrook, Inc. (indirect wholly-owned subsidiary of VANTAS   VA
and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Paradise Valley, Inc. (indirect wholly-owned subsidiary of   VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Pennsylvania Avenue, Inc. (indirect wholly-owned subsidiary DC of VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Phoenix Plaza, Inc. (indirect wholly-owned subsidiary of     VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Phoenix-Camelback, Inc. (indirect wholly-owned subsidiary    VA
of VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Sunset Hills Road, Inc. (indirect wholly-owned subsidiary    VA
of VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas California Street, Inc. (indirect wholly-owned subsidiary    VA
of VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Seattle, Inc. (indirect wholly-owned subsidiary of VANTAS    VA
and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Tyson's Corner, Inc. (indirect wholly-owned subsidiary of    VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Washington, Inc. (indirect wholly-owned subsidiary of        VA
VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Fountainhead, Inc.                                           DE

Vantas Holdings, Inc. (indirect wholly-owned subsidiary of VANTAS   VA
and direct wholly-owned subsidiary of Vantas Holdings One, Inc.)

Vantas International Holdings, Inc. (indirect wholly-owned          DE
subsidiary of VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Management Virginia, Inc. (indirect wholly-owned subsidiary VA of VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Computer Services, Inc. (indirect wholly-owned subsidiary    VA
of VANTAS and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Travel, Inc. (indirect wholly-owned subsidiary of VANTAS     VA
and Vantas Holdings One, Inc.; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Office Concepts, Inc. (indirect wholly owned subsidiary of   OH
VANTAS; direct wholly-owned subsidiary of Vantas Northeast Ohio, Inc.)

Vantas Holdings France SAS (indirect wholly-owned subsidiary of     FRANCE
VANTAS; direct wholly-owned subsidiary of Vantas International
Holdings, Inc. (99%) and Vantas Holdings, Inc. (1%))

Vantas La Defense S.A. (indirect 99.84 subsidiary of VANTAS;        FRANCE
direct 99.9% subsidiary of Vantas Holdings France SAS (99.76%),
Vantas International Holdings, Inc. (0.04%) and Vantas Holdings,
Inc. (0.04%))

Vantas Montpelier S.A.(indirect 99.98% indirect subsidiary of       FRANCE
VANTAS; direct 99.98% direct subsidiary of Vantas Holdings France
SAS (99.96%), Vantas International Holdings, Inc. (0.008%) and
Vantas (0.008%))

Vantas Vendome S.A.R.L. (indirect 99.9168 indirect subsidiary of    FRANCE
VANTAS; direct subsidiary of Vantas Holdings France SAS (48%) and
Vantas La Defense S.A. (51.9168))

Vantas Provence S.A. (direct subsidiary of Vantas Holdings France   FRANCE
SAS)

Vantas Loop South, L.L.C. (indirect wholly-owned subsidiary of      TX
VANTAS; direct wholly-owned subsidiary of Vantas Austin, Inc.)

Vantas MoPac, L.L.C. (indirect wholly- owned subsidiary of VANTAS; TX direct wholly-owned subsidiary of Vantas Austin, Inc.)
Vantas Skokie, L.L.C. (indirect wholly- owned subsidiary of         IL
VANTAS; direct wholly-owned subsidiary of Vantas Austin, Inc.)

Vantas Long Island L.L.C. (indirect wholly owned subsidiary of      NY
VANTAS; direct wholly-owned subsidiary of Vantas Holdings Two, Inc.)

Vantas Sacramento LLC (indirect wholly-owned subsidiary of VANTAS   DE
and Vantas Holdings One, Inc; direct wholly-owned subsidiary of Vantas Holdings, Inc.)

Vantas Embarcadero, Inc.                                            DE

Vantas Meridian, Inc.                                               DE

Vantas Proscenium, Inc.                                             DE

Vantas Redwood Shores, Inc. (unsigned)                              DE

Vantas Faneuil Hall, Inc.                                           DE

Vantas Mission Valley, Inc.                                         DE

Vantas Miracle Mile, Inc.                                           DE

Vantas San Diego, Inc.                                              DE

Vantas Carlsbad (Pacific), Inc.                                     DE

Vantas Warner, Inc.                                                 DE

Vantas Newport, Inc.                                                DE

Vantas Jamboree, Inc.                                               DE

Vantas Las Vegas, Inc.                                              DE

Vantas France Holdings, LLC                                         DE

Vantas France Finance, LLC                                          DE

Vantas Portland Kruseway, Inc.                                      DE

Vantas Deerfield, Inc.                                              DE

Vantas Denver 16th Street, Inc.                                     DE

Vantas Congress, Inc.                                               DE

Vantas Dublin, Inc.                                                 DE

Vantas Boston-Waltham, Inc.                                         DE

Vantas Livonia, Inc.                                                DE

Vantas Mexico Holdings LLC                                          DE

Vantas Holdings de Mexico SRL de CV (Mexican holding company)       MEXICO

Vantas de la Ciudad Mexico SRL de CV (secondary Mexican holding     MEXICO
company; direct subsidiary of Vantas Holdings de Mexico SRL de
CV)

Centro Corporativo de Mexico SA de CV (Mexican operating company;   MEXICO
direct subsidiary of Vantas de la Ciudad Mexico SRL de CV)

Centro de Negocios de la Ciudad de Mexico SA de CV (Mexican         MEXICO
operating company; direct subsidiary of Vantas de la Ciudad Mexico
SRL de CV)

Centro de Negocios Polanco SA de CV (Mexican operating company;     MEXICO
direct subsidiary of Vantas de la Ciudad Mexico SRL de CV)

Centre d'Affaires Sophia-Antipolis, SA                              FRANCE